SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 5, 2006

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., on behalf of the RAMP Series 2006-RZ1 Trust
             (Exact name of registrant as specified in its charter)


        DELAWARE                   333-125485-26               51-0362653
(STATE OR OTHER JURISDICTION       (COMMISSION)             (I.R.S. EMPLOYER
    OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8. Other Events.


The original Form 8-K, filed on March 14, 2006, is hereby amended by this Form 8-K/A to replace the Assignment and Assumption Agreement dated as of February 27, 2006, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc., previously filed with respect to Mortgage Asset-Back Pass-Through Certificates, Series 2006-RZ1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

          10.2 Assignment and Assumption Agreement, dated as of February 27, 2006, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                    By: /s/Joseph Orning
                                    Name:   Joseph Orning
                                    Title:  Vice President


Dated:  April 5, 2006